UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-150110	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

114 West Magnolia Street, Suite 437, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (360) 392-2828

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On May 5, 2009, our company entered into a stock option agreement with Rui Yang, our company’s vice president. The board of directors of our company has granted stock options to purchase a total of 200,000 shares of our common stock at a price of $5.00 per share to Mr. Yang. The stock options vested immediately and expire on May 5, 2012.

Item 9.01 Financial Statements and Exhibits

10.1	Stock Option Agreement between our company and Mr. Yang dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE CANADA CHINA ENVIRONMENT INC.

/s/ (Michael) Hua Hu
(Michael) Hua Hu
President & Director

Date May 6, 2009